FOR IMMEDIATE RELEASE                            CONTACT: WALTER M. PRESSEY, CFO
                                                                  (617) 912-1921
                                                              PETER A. MORRISSEY
                                                                  (617) 523-4141
                                                       www.bostonprivatebank.com


                      BOSTON PRIVATE REPORTS STRONG QUARTER

                    30% EARNINGS INCREASE; DIVIDEND ANNOUNCED


BOSTON, July 20, 2000 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) today reported net income of $2.2 million, or $0.18 per diluted share, for the quarter ended June 30, 2000. These results mark a 30% increase over the year-earlier period and continue this wealth management company's strong earnings growth record. The Company also announced it would pay a dividend of $0.03 per share, consistent with the prior quarters.

Boston Private Chairman and CEO Timothy L. Vaill, said that the Company benefited from strong performance by each of its three operating companies--Boston Private Bank, Westfield Capital Management, and RINET Company. On June 12, 2000, the Company announced the acquisition of Sand Hill Advisors, a $1 billion investment management firm located in Menlo Park, California. This transaction is expected to close during the third quarter of 2000.

"The wealth management business continues to enjoy very robust growth nationwide", says Vaill, "and we think that the combination of our financial planning, banking and investment management capabilities places us in a strong competitive position. We believe this has proven to be the case in the New England region, and we look forward to extending our expertise into the California market as well."

Boston Private finished the second quarter with approximately $4 billion in assets under management, up nearly 32% from June 30, 1999, and up 7% from year-end. The addition of Sand Hill Advisors will take that total to over $5 billion. There was strong new business growth during the quarter, particularly at Westfield Capital where small-cap growth investing is a specialty. Boston Private Bank's balance sheet closed the quarter at $724 million; with average earning assets up $172 million, or 37%, and net interest margin up 9 basis points, or 2% compared to the year ago quarter. Loan and deposit growth at the Bank has been strong, with average loans up 28%, and average deposits up 40% as compared to the prior year quarter.

"In the second quarter of 2000, Boston Private had earnings growth of 30% compared to the same period last year, a return on average equity of 20.98%, and a return on assets of 1.29%. Our goal is to stay very competitive within our industry in each of these categories," Vaill said.

DIVIDEND ANNOUNCED

Concurrent with the release of the second quarter 2000 earnings, the Board of Directors of Boston Private Financial Holdings also declared a quarterly dividend to shareholders of $0.03 per share. The dividend will be paid on August 15, 2000, to shareholders of record on August 1, 2000.

"We are proud to share the financial success of this Company with our shareholders, a number of whom have been with us since the beginning. Many of our investors continue to add shares to their investment portfolios and are of significant help to us as we pursue our strategy. We hope that our shareholder community will be with us for the long-term," Vaill said.

Boston Private Financial Holdings offers a full range of financial planning, investment management, private banking, commercial and residential lending services to its domestic and international clientele through its three subsidiaries: Boston Private Bank & Trust Company, Westfield Capital Management Company, Inc. and RINET Company, Inc.

Boston Private Bank & Trust Company specializes in providing private banking and investment services to individuals, their families and businesses. It has an investment management emphasis on mid to large cap equity and actively managed fixed income portfolios. Boston Private Bank & Trust Company also offers a First Time Homebuyer Program and "soft second" mortgage financing. Under its Accessible Banking Program, the Bank is an active provider of real estate financing for affordable housing, economic development and small businesses.

Westfield Capital Management Company, whose clients consist of high net worth individuals, corporate pension funds, endowments and foundations, specializes in separately managed growth equity portfolios. Westfield also acts as the investment manager of six limited partnerships that employ a hedging investment strategy. Its investment services include a particular focus on identifying and managing small and mid cap equity positions as well as balanced growth accounts.

RINET Company provides fee-only financial planning, tax planning and investment management services to high net worth individuals and their families. Its capabilities include tax planning and preparation, asset allocation, estate planning, charitable planning, planning for employment benefits, including 401(k) plans, alternative investment analysis and mutual fund investing.

Certain matters in this news release may constitute forward-looking statements within the meaning of the federal securities laws. The Company's actual results could differ materially from those projected in the forward-looking statements as the result of, among other factors, changes in loan defaults and charge-off rates, reduction in deposit levels necessitating increased borrowing to fund loans and investments, changes in interest rates, and in the securities or financial markets, or in general economic conditions, changes in assumptions used in making such forward-looking statements, as well as factors identified from time to time in the Company's filings with the Securities & Exchange Commission.

                    BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
                            SELECTED FINANCIAL DATA




(Dollars In Thousands, Except Per Share Data)
                                                           ------------------------------------   ----------------------------------
                                                              June 30,                June 30,
                                                                2000                    1999            $ Change            % Change
                                                           ------------------------------------   ----------------------------------
FINANCIAL DATA:

Total Balance Sheet Assets                                 $   730,536          $      529,052    $     201,484               38.1%
Stockholders' Equity                                            43,621                  35,448            8,173               23.1%
Total Loans                                                    520,822                 394,852          125,970               31.9%
Allowance for Loan Losses                                        6,224                   4,833            1,391               28.8%
Nonperforming Loans                                              1,110                     946              164               17.3%
Other Real Estate Owned                                              -                       -                -                0.0%
Nonperforming Assets                                             1,110                     946              164               17.3%
Deposits                                                       575,525                 392,607          182,918               46.6%
Borrowings                                                     103,906                  93,833           10,073               10.7%

Book Value Per Share                                       $      3.70          $         3.05    $        0.65               21.3%
Market Price Per Share                                     $     10.06          $         7.50    $        2.56               34.1%

Client Assets Under Management                             $ 3,921,000          $    2,980,000    $     941,000               31.6%

FINANCIAL RATIOS:

Stockholders' Equity/Total Assets                                 5.97%                   6.70%           (0.73%)            (10.9%)
Nonperforming Loans/Total Loans                                   0.21%                   0.24%           (0.03%)            (11.0%)
Allowance for Loan Losses/Nonperforming Loans                   560.72%                 510.89%           49.83%               9.8%
Nonperforming Assets/Total Assets                                 0.15%                   0.18%           (0.03%)            (15.0%)
                                                           ------------------------------------   ----------------------------------


                                                           ------------------------------------   ----------------------------------
                                                                    Three Months Ended
                                                               June 30,                June 30,
OPERATING RESULTS:                                              2000                    1999            $ Change            % Change
                                                           ------------------------------------   ----------------------------------

Net Interest Income                                        $     5,961          $        4,275    $       1,686               39.4%
Investment Management Fees                                       5,856                   4,381            1,475               33.7%
Financial Planning Fees                                            844                     650              194               29.8%
Equity in Earnings of Partnerships                                 (66)                      -              (66)                NA
Gain on Sale of Assets                                               4                      39              (35)             (89.7%)
Other Fees                                                         253                     236               17                7.2%
                                                           ------------------------------------   ----------------------------------
Total Revenue                                                   12,852                   9,581            3,271               34.1%
Loan Loss Provision                                                500                     186              314              168.8%
Operating Expense                                                9,176                   6,958            2,218               31.9%
                                                           ------------------------------------   ----------------------------------
Income Before Tax                                                3,176                   2,437              739               30.3%
Income Tax Expense                                                 989                     787              202               25.7%
                                                           ------------------------------------   ----------------------------------
Income before cumulative effect of a change
  in accounting principle                                        2,187                   1,650              537               32.5%
Cumulative effect of a change in
  accounting principle                                               -                       -                -                 NA
                                                           ------------------------------------   ----------------------------------
Net Income                                                 $     2,187          $        1,650    $         537               32.5%
                                                           ====================================   ==================================

PER SHARE DATA:

Basic Earnings Per Share:

     Income before cumulative effect of a change
       in accounting principle                             $      0.19          $         0.14    $        0.05               35.1%
     Cumulative effect of a change in accounting
       principle                                           $      0.00          $         0.00    $        0.00                 NA
                                                           ------------------------------------   ----------------------------------
     Net Income                                            $      0.19          $         0.14    $        0.05               35.1%
                                                           ====================================   ==================================

Diluted Earnings Per Share:

     Income before cumulative effect of a change
       in accounting principle                             $      0.18          $         0.14    $        0.04               29.7%
     Cumulative effect of a change in accounting
       principle                                           $      0.00          $         0.00    $        0.00                 NA
                                                           ------------------------------------   ----------------------------------
     Net Income                                            $      0.18          $         0.14    $        0.04               29.7%
                                                           ====================================   ==================================


Average Common Shares Outstanding                           11,719,251              11,593,726          125,525                1.1%
                                                           ====================================   ==================================

Average Diluted Shares Outstanding                          12,155,086              11,895,859          259,227                2.2%
                                                           ====================================   ==================================


OPERATING RATIOS:

Return on Average Equity                                         20.98%                  19.46%            1.52%               7.8%
Return on Average Assets                                          1.29%                   1.34%           (0.05%)             (3.7%)
Net Interest Margin                                               3.81%                   3.72%            0.09%               2.4%
Total Fees and Other Income/Total Revenue                        53.62%                  55.38%           (1.76%)             (3.2%)
Efficiency Ratio                                                 71.40%                  72.62%           (1.23%)             (1.7%)
                                                           ------------------------------------   ----------------------------------


                                                                             -----------------   -------------------------------
                                                                                   December 31,
                                                                                       1999            $ Change          % Change
                                                                             -----------------   -------------------------------
FINANCIAL DATA:

Total Balance Sheet Assets                                                      $     567,373    $     163,163            28.8%
Stockholders' Equity                                                                   39,145            4,476            11.4%
Total Loans                                                                           450,388           70,434            15.6%
Allowance for Loan Losses                                                               5,336              888            16.6%
Nonperforming Loans                                                                     1,317             (207)          (15.7%)
Other Real Estate Owned                                                                     -                -             0.0%
Nonperforming Assets                                                                    1,317             (207)          (15.7%)
Deposits                                                                              420,535          154,990            36.9%
Borrowings                                                                             97,259            6,647             6.8%

Book Value Per Share                                                            $        3.37    $        0.33             9.9%
Market Price Per Share                                                          $        8.50    $        1.56            18.4%

Client Assets Under Management                                                  $   3,660,000    $     261,000             7.1%

FINANCIAL RATIOS:

Stockholders' Equity/Total Assets                                                        6.90%           (0.93%)         (13.5%)
Nonperforming Loans/Total Loans                                                          0.29%           (0.08%)         (27.1%)
Allowance for Loan Losses/Nonperforming Loans                                          405.16%          155.56%           38.4%
Nonperforming Assets/Total Assets                                                        0.23%           (0.08%)         (34.5%)
                                                                             -----------------   -------------------------------


                                                             ---------------------------------   -------------------------------
                                                                        Six Months Ended
                                                                    June 30,         June 30,
OPERATING RESULTS:                                                    2000             1999            $ Change         % Change
                                                             ---------------------------------   -------------------------------

Net Interest Income                                          $        11,107    $       8,301            2,806            33.8%
Investment Management Fees                                            11,593            8,589            3,004            35.0%
Financial Planning Fees                                                1,638            1,396              242            17.3%
Equity in Earnings of Partnerships                                      (241)              90             (331)         (367.8%)
Gain on Sale of Assets                                                    10              129             (119)          (92.2%)
Other Fees                                                               395              420              (25)           (6.0%)
                                                             ---------------------------------   -------------------------------
Total Revenue                                                         24,502           18,925            5,577            29.5%
Loan Loss Provision                                                      800              424              376            88.7%
Operating Expense                                                     17,952           13,899            4,053            29.2%
                                                             ---------------------------------   -------------------------------
Income Before Tax                                                      5,750            4,602            1,148            24.9%
Income Tax Expense                                                     1,782            1,462              320            21.9%
                                                             ---------------------------------   -------------------------------
Income before cumulative effect of a change
  in accounting principle                                              3,968            3,140              828            26.4%
Cumulative effect of a change in
  accounting principle                                                     -              125             (125)         (100.0%)
                                                             ---------------------------------   -------------------------------
Net Income                                                   $         3,968    $       3,015    $         953            31.6%
                                                             =================================   ===============================

PER SHARE DATA:

Basic Earnings Per Share:

     Income before cumulative effect of a change
       in accounting principle                               $          0.34    $        0.27    $        0.07            25.0%
     Cumulative effect of a change in accounting
       principle                                             $          0.00    $        0.01           ($0.01)         (100.0%)
                                                             ---------------------------------   -------------------------------
     Net Income                                              $          0.34    $        0.26    $        0.08            30.2%
                                                             =================================   ===============================

Diluted Earnings Per Share:

     Income before cumulative effect of a change
       in accounting principle                               $         0.33     $       0.26     $        0.07            26.5%
     Cumulative effect of a change in accounting
       principle                                             $         0.00     $       0.01            ($0.01)         (100.0%)
                                                             ---------------------------------   -------------------------------
     Net Income                                              $         0.33     $       0.25     $        0.08            31.8%
                                                             =================================   ===============================


Average Common Shares Outstanding                                 11,696,838       11,568,670          128,168             1.1%
                                                             =================================   ===============================

Average Diluted Shares Outstanding                                12,089,100       11,889,953          199,147             1.7%
                                                             =================================   ===============================


OPERATING RATIOS:

Return on Average Equity                                               19.41%           17.51%            1.90%            10.9%
Return on Average Assets                                                1.24%            1.25%           (0.01%)           (0.8%)
Net Interest Margin                                                     3.76%            3.68%            0.08%             2.2%
Total Fees and Other Income/Total Revenue                              54.67%           56.14%           (1.47%)           (2.6%)
Efficiency Ratio                                                       73.27%           73.44%           (0.18%)           (0.2%)
                                                             ---------------------------------   -------------------------------


                    BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
                            SELECTED FINANCIAL DATA





                                                           ------------------------------------   ----------------------------------
                                                                     Three Months Ended
                                                              June 30,                June 30,
                                                                2000                    1999            $ Change            % Change
                                                           ------------------------------------   ----------------------------------
AVERAGE BALANCE SHEET:

ASSETS:

Interest Bearing Cash                                      $     3,774          $        3,949            ($175)              (4.4%)
Federal Funds Sold                                              41,946                   7,967           33,979              426.5%
U.S. Treasuries and Agencies                                    49,929                  24,607           25,322              102.9%
Municipal Securities                                            44,358                  35,538            8,820               24.8%
Mortgage-Backed Securities                                       4,194                   7,201           (3,007)             (41.8%)
FHLB Stock                                                       4,830                   4,756               74                1.6%
Commercial Loans                                               213,448                 171,628           41,820               24.4%
Residential Loans                                              254,641                 190,796           63,845               33.5%
Home Equity and Other Loans                                     23,897                  22,527            1,370                6.1%
                                                           ------------------------------------   ----------------------------------
  Total Earning Assets                                         641,017                 468,969          172,048               36.7%
Allowance for Loan Losses                                       (5,864)                 (4,686)          (1,178)              25.1%
Nonearning Assets                                               42,817                  27,861           14,956               53.7%
                                                           ------------------------------------   ----------------------------------
  TOTAL ASSETS                                             $   677,970          $      492,144    $     185,826               37.8%
                                                           ====================================   ==================================


LIABILITIES AND STOCKHOLDERS' EQUITY:

Savings Accounts                                           $     4,636          $       14,899         ($10,263)             (68.9%)
NOW Accounts                                                    51,716                  35,839           15,877               44.3%
Money Market Accounts                                          297,720                 182,650          115,070               63.0%
Certificates of Deposit                                         93,086                  86,635            6,451                7.4%
                                                           ------------------------------------   ----------------------------------
  Total Interest-Bearing Deposits                              447,158                 320,023          127,135               39.7%
Federal Funds Purchased                                              -                   2,667           (2,667)            (100.0%)
Repurchase Agreements                                           30,200                  10,160           20,040              197.2%
FHLB Borrowings                                                 74,257                  76,490           (2,233)              (2.9%)
                                                           ------------------------------------   ----------------------------------
  Total Interest-Bearing Liabilities                           551,615                 409,340          142,275               34.8%
Noninterest-Bearing Deposits                                    77,415                  42,560           34,855               81.9%
Other Liabilities                                                7,247                   6,324              923               14.6%
                                                           ------------------------------------   ----------------------------------
  Total  Liabilities                                           636,277                 458,224          178,053               38.9%
Stockholders' Equity                                            41,693                  33,920            7,773               22.9%
                                                           ------------------------------------   ----------------------------------
  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                 $   677,970          $      492,144    $     185,826               37.8%
                                                           ====================================   ==================================


                                                                ---------------------------------   -------------------------------
                                                                            Six Months Ended
                                                                       June 30,         June 30,
                                                                         2000             1999            $ Change         % Change
                                                                ---------------------------------   -------------------------------
AVERAGE BALANCE SHEET:

ASSETS:

Interest Bearing Cash                                           $         3,273    $       3,171    $         102             3.2%
Federal Funds Sold                                                       36,027           10,000           26,027           260.3%
U.S. Treasuries and Agencies                                             43,583           25,653           17,930            69.9%
Municipal Securities                                                     40,861           31,327            9,534            30.4%
Mortgage-Backed Securities                                                4,790            9,139           (4,349)          (47.6%)
FHLB Stock                                                                4,830            4,737               93             2.0%
Commercial Loans                                                        199,074          168,683           30,391            18.0%
Residential Loans                                                       247,509          183,829           63,680            34.6%
Home Equity and Other Loans                                              24,129           21,275            2,854            13.4%
                                                                ---------------------------------   -------------------------------
  Total Earning Assets                                                  604,076          457,814          146,262            31.9%
Allowance for Loan Losses                                                (5,660)          (4,575)          (1,085)           23.7%
Nonearning Assets                                                        40,961           28,942           12,019            41.5%
                                                                ---------------------------------   -------------------------------
  TOTAL ASSETS                                                  $       639,377    $     482,181    $     157,196            32.6%
                                                                =================================   ===============================


LIABILITIES AND STOCKHOLDERS' EQUITY:

Savings Accounts                                                $         4,455    $      11,300          ($6,845)          (60.6%)
NOW Accounts                                                             46,530           34,744           11,786            33.9%
Money Market Accounts                                                   273,505          179,489           94,016            52.4%
Certificates of Deposit                                                  92,589           86,976            5,613             6.5%
                                                                ---------------------------------   -------------------------------
  Total Interest-Bearing Deposits                                       417,079          312,509          104,570            33.5%
Federal Funds Purchased                                                     275            2,799           (2,524)          (90.2%)
Repurchase Agreements                                                    26,884            8,887           17,997           202.5%
FHLB Borrowings                                                          76,578           76,372              206             0.3%
                                                                ---------------------------------   -------------------------------
  Total Interest-Bearing Liabilities                                    520,816          400,567          120,249            30.0%
Noninterest-Bearing Deposits                                             69,514           40,397           29,117            72.1%
Other Liabilities                                                         8,152            6,792            1,360            20.0%
                                                                ---------------------------------   -------------------------------
  Total  Liabilities                                                    598,482          447,756          150,726            33.7%
Stockholders' Equity                                                     40,895           34,425            6,470            18.8%
                                                                ---------------------------------   -------------------------------
  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      $       639,377    $     482,181    $     157,196            32.6%
                                                                =================================   ===============================
